Nuveen Churchill Direct Lending Corp. Quarter Ended June 30, 2022 16 August 2022

2Nuveen Churchill Direct Lending Corp. Disclaimer This presentation is for informational purposes only. It does not convey an offer of any type and is not intended to be, and should not be construed as, an offer to sell, or the solicitation of an offer to buy, any securities of Nuveen Churchill Direct Lending Corp. (the “Company,” “NCDLC,” “we,” “us” or “our”). Any such offering can be made only at the time a qualified offeree receives a confidential private placement memorandum and other operative documents which contain significant details with respect to risks and should be carefully read. In addition, the information in this presentation is qualified in its entirety by reference to all of the information in the Company’s confidential private placement memorandum and the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including without limitation, the risk factors. Nothing in this presentation constitutes investment advice. The Company’s securities have not been registered under the Securities Act of 1933 or listed on any securities exchange. You or your clients may lose money by investing in the Company. The Company is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Company will achieve its investment objectives. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Prospective investors should also seek advice from their own independent tax, accounting, financial, investment and legal advisors to properly assess the merits and risks associated with an investment in the Company in light of their own financial condition and other circumstances. These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Company. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in the Company’s confidential private placement memorandum and public filings with the SEC. An investment in the Company is speculative and involves a high degree of risk. There can be no guarantee that the Company’s investment objective will be achieved. The Company may engage in other investment practices that may increase the risk of investment loss. An investor could lose all or substantially all of his, her or its investment. The Company may not provide periodic valuation information to investors, and there may be delays in distributing important tax information. The Company’s fees and expenses may be considered high and, as a result, such fees and expenses may offset the Company’s profits. For a summary of certain of these and other risks, please see the Company’s confidential private placement memorandum and public filings with the SEC. There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Company’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by the Company will be profitable or will equal the performance of these investments. This presentation contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward- looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that are outlined in the Company’s confidential private placement memorandum and public filings with the SEC, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. The Company is providing the information as of this date (unless otherwise specified) and assumes no obligations to update or revise any forward- looking statements, whether as a result of new information, future events or otherwise. Additionally, our actual results and financial condition may differ materially as a result of the continued impact of the novel coronavirus (“COVID-19”) pandemic, including without limitation: the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak; the effect of the COVID-19 pandemic on our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives; and the effect of the disruptions caused by the COVID-19 pandemic on our ability to continue to effectively manage our business (including on our ability to source and close new investment opportunities) and on the availability of equity and debt capital and our use of borrowed money to finance a portion of our investments. All capitalized terms in the presentation have the same definitions as the Company’s 10-Q for the year ended June 30, 2022.

3Nuveen Churchill Direct Lending Corp. • Closed and/or committed to $3.9 billion in over 120 distinct transactions across the platform during 2Q (79% year-over-year increase); LTM annual investment pace reached a record $13 billion • Senior lending strategy comprised 70% of quarterly originations ◦ Continued strong deal pipeline as a large scale direct lender with differentiated private equity relationships, capitalizing on industry headwinds ◦ Senior and total net leverage on new deals remained stable at 4.1x and 5.1x, respectively, quarter- over-quarter, with all-in yields increasing to 7.97% due to rising interest rates and market dynamics • Well-positioned for a recessionary environment should that occur, given historical focus on non-cyclical industries, selectivity, portfolio diversity and large sponsor equity contributions • Strong momentum entering 2021 rebuilding pipeline • Limited exposure to cyclical industries such as retail, energy and leisure • No principal and/or interest defaults since inception and none of the Company’s investments are on non-accrual Overview • Closed and/or committed $1.7 billion during the first quarter across 76 distinct transactions, over $1.2 billion in direct investments • Highly selective with a historical low selectivity rate of 6% • Sourced second most senior loan opportunities by transaction volume • Highly diversified across 23 industries with an average investment size of less than 1% of total committed capital (shareholder capital plus committed financing) • Limited exposure to cyclical industries such as retail, restaurants, energy, travel and leisure • No investments on non-accrual and no principal or interest defaults since inception • Closed on over $5.5 billion in new committed capital across the platform, including over $2.2 billion from over a dozen new third party institutional investors • Committed equity capital to nearly $500 million, giving ample liquidity to invest in attractive investment opportunities • The Company has closed over $337 million in new shareholder commitments in the first half of 2022, and concluded fundraising with $905 million in shareholder commitments closed • The Company currently has ample liquidity - $835 million2 (from uncalled shareholder capital and committed financing) to pursue attractive investment opportunities Market Update Churchill Platform NCDLC Portfolio Update Capital Raising & Liquidity • Total sponsored middle market volume increased 42% to $44 billion in 2Q 2022 from 1Q 20221 • Public asset volatility allowed leading direct lending managers to increasingly capture market share from the broadly syndicated market given certainty and speed of execution ◦ Syndicated lending dropped 34% year-over-year while direct lending was up 41%1 • Continued focus on the impact of inflation, labor shortages, supply chain issues and rising interest rates in existing portfolios and in new deals

4Nuveen Churchill Direct Lending Corp. Investment Activity Performance Liquidity 2Q22 Highlights $218M Investment Volume3 7.5% Average Investment Yield6 28 Investments $7.8M Avg. Investment Size Well-positioned with ample liquidity to support portfolio growth • Closed approximately $128M of new shareholder commitments • Liquidity: $835M2 ◦ Uncalled shareholder commitments: $470M ◦ Financing Facilities’ availability: $366M5 Robust investment pipeline and strong momentum in 2Q • Closed $218M in new investment activity • Portfolio is highly diversified by company, sponsor, and industry Continued upward trend in total dividend distributions since inception • $0.43 dividend per share (9.2%4 dividend yield) • Declared dividend of $9.8M (14% increase from 1Q22) • NAV per share (as of 06/30/22): $18.76

5Nuveen Churchill Direct Lending Corp. V ol u m e ($ M il li on s) Sp read / C ou p on (% ) Investment Activity (QoQ) $223M $214M $61M $218M 5.8% 5.3% 5.5% 5.3% 10.3% 11.0% 10.5% 10.4% 6.7% 6.2% 6.5% 7.4% Volume ($ Millions) Spread (%) Coupon (%) Interest rate on floating rate investments (%) 09/30/21 12/31/21 03/31/22 06/30/22 $0M $100M $200M $300M $400M $500M $600M $700M —% 2.0% 4.0% 6.0% 8.0% 10.0% • Closed 19 new portfolio investments and 9 add-ons totaling $218M3 • 5.3%7 average spread of new floating rate investments • 10.4%8 average coupon of new fixed rate investments 2Q22 Investment activity 14 Investments 28 Investments34 Investments 32 Investments 9

6Nuveen Churchill Direct Lending Corp. First Lien Term Loan (including DDTLs) Subordinated Debt Equity Portfolio overview Average Asset Yield11 8.0% Average Position Size12 Key Portfolio Statistics <1% 22.0% 9.0% 8.3% 7.2% 6.8% 4.9% 4.7% 4.4% 4.2% 4.1% 24.4% 88.5% 10.4% 1.1% 1488% First Lien Portfolio composition by investment type13 Portfolio Diversification by Moody’s Industry Investment Portfolio at Fair Value10 $978M Portfolio Companies 121 Services: Business High Tech Industries Healthcare & Pharmaceuticals Automotive Beverage, Food & Tobacco Consumer goods: Non-durable Telecommunications Banking, Finance, Insurance, Real Estate Capital Equipment Containers, Packaging & Glass Others (13)

7Nuveen Churchill Direct Lending Corp. Capital summary Equity (48% called) $905M committed $435M called $470M uncalled Debt (61% drawn) $967M committed15 $588M drawn $366M available5 Overall (55% drawn) $835M liquidity2 + $1,872M committed $1,023M drawn = • $835M2 of liquidity through uncalled shareholder commitments and Financing Facilities • Asset Coverage Ratio of 172% (debt-to-equity ratio of 1.38x) + = + =

8Nuveen Churchill Direct Lending Corp. • The Company has one Subscription Facility, two Financing Facilities and one Collateralized Loan Obligation in place ◦ SMBC Financing Facility increased from $225M to $300M, and the pricing benchmark changed from LIBOR to SOFR Financing overview Financing Facilities Amount ($Ms) Drawn ($Ms) Pricing Maturity NCDLC CLO-I $342.0 $342.0 S + 2.01%16 (no SOFR floor) April 20, 2034 SMBC Financing Facility $300.0 $206.6 S + 2.15% (no SOFR floor) November 24, 2025 Wells Fargo Financing Facility $275.0 $39.0 S + 2.20% (no SOFR floor) March 31, 2027 SMBC Subscription Facility $50.0 $0.0 L + 1.75% (no LIBOR floor) September 9, 2022 Total $967.0 $587.6 Three Months Ended A ve ra ge I n te re st R at e (% ) A verage D aily B orrow in g ($ M s) Financing Activities (QoQ) $321 $370 $422 $514 2.7% 2.9% 2.7% 3.0% Average Daily Borrowing ($Ms) Average Interest Rate 09/30/21 12/31/21 03/31/22 06/30/22 —% 1.0% 2.0% 3.0% 4.0% $— $250 $500 $750 $1,000 $1,250 17

9Nuveen Churchill Direct Lending Corp. • 2.8% quarter-over-quarter decline in NAV per share as a result of valuation decreases due to overall market spread widening Net Asset Value $19.31 $0.46 -$0.43 -$0.58 $18.76 NAV (3/31/22) Net investment income Shareholder distributions from income Net realized and unrealized gain (loss) NAV (6/30/22) 18 19 18

10Nuveen Churchill Direct Lending Corp. Internal risk rating Portfolio risk ratings ($ thousands) June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 Fair Value % of Portfolio Fair Value % of Portfolio Fair Value % of Portfolio Fair Value % of Portfolio 1 — — — — — — — — 2 — — — — — — — — 3 10,915 1.1 3,389 0.4 — — — — 4 876,351 89.6 748,449 90.4 727,316 94.0 613,722 93.6 5 53,630 5.5 53,268 6.4 36,719 4.8 24,101 3.7 6 36,813 3.8 23,182 2.8 8,978 1.2 17,982 2.7 7 — — — — — — — — 8 — — — — — — — — 9 — — — — — — — — 10 — — — — — — — — Total 977,709 100.0 828,288 100.0 773,013 100.0 655,805 100.0 Rating Definition Rating Definition 1 Performing – Superior 6 Watch List – Low Maintenance 2 Performing – High 7 Watch List – Medium Maintenance 3 Performing – Low Risk 8 Watch List – High Maintenance 4 Performing – Stable Risk (Initial Rating Assigned at Origination) 9 Watch List – Possible Loss 5 Performing – Management Notice 10 Watch List – Probable Loss • Weighted average rating remains unchanged at 4.1 • No interest and/or principal defaults since inception • No investments on non-accrual

11Nuveen Churchill Direct Lending Corp. Dividend history As of Record Date D iv id en d p er S h ar e ($ ) D ivid en d D istribu tion s ($ T h ou san d s) $6,173 $7,640 $8,552 $9,757 $0.38 $0.40 $0.41 $0.43 16.25 19.29 20.86 22.69 Distributions ($ Thousands) Dividend per Share ($) Shares Outstanding (Millions) 09/29/21 12/29/21 03/31/22 06/30/22 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $— $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 • Total dividend distributions and dividend per share have increased as the portfolio has grown • The Company distributed $9.8 million or $0.43 per share (9.2%4 dividend yield) for the quarter ended on June 30, 2022

12Nuveen Churchill Direct Lending Corp. Dividend distribution activity Date Declared Record Date Payment Date Dividend per Share June 30, 2022 June 30, 2022 July 12, 2022 $0.43 March 30, 2022 March 31, 2022 April 12, 2022 $0.41 December 29, 2021 December 29, 2021 January 18, 2022 $0.40 September 29, 2021 September 29, 2021 October 11, 2021 $0.38 June 29, 2021 June 29, 2021 July 12, 2021 $0.31 March 29, 2021 March 29, 2021 April 19, 2021 $0.30 December 29, 2020 December 29, 2020 January 18, 2021 $0.28 November 4, 2020 November 4, 2020 November 11, 2020 $0.23 August 4, 2020 August 4, 2020 August 11, 2020 $0.28 April 16, 2020 April 16, 2020 April 21, 2020 $0.17

13Nuveen Churchill Direct Lending Corp. Share issuance activity Issuance Date Share Issuance Aggregate Offering Price Issuance Price per Share April 25, 2022 1,800,426 $34,963,980 $19.42 January 21, 2022 1,541,568 $30,000,000 $19.46 December 9, 2021 1,491,676 $29,207,475 $19.58 November 1, 2021 1,546,427 $30,000,000 $19.40 August 23, 2021 2,593,357 $50,000,000 $19.28 July 26, 2021 1,564,928 $30,000,000 $19.17 June 22, 2021 1,034,668 $20,000,000 $19.33 April 23, 2021 1,845,984 $35,000,000 $18.96 March 11, 2021 785,751 $15,000,000 $19.09 November 6, 2020 1,870,660 $35,000,000 $18.71 October 16, 2020 1,057,641 $20,000,000 $18.91 August 6, 2020 1,105,425 $20,000,000 $18.09 May 7, 2020 1,069,522 $20,000,000 $18.70 December 31, 2019 3,310,540 $66,210,800 $20.00 December 19, 2019 50 $1,000 $20.00 • As of June 30, 2022, the Company had 22,691,144 shares outstanding On July 18, 2022 we delivered a drawdown notice to our shareholders relating to the issuance of 2,652,775 shares of our common stock, par value $0.01 per share, for an aggregate offering price of approximately $50M. The shares were issued on August 1, 2022.

14Nuveen Churchill Direct Lending Corp. Company website churchillam.com/NCDL Investor Relations NCDL-IR@churchillam.com Contact us

15Nuveen Churchill Direct Lending Corp. Note: All information is as of June 30, 2022, unless otherwise noted. Numbers may not sum due to rounding. 1. Source: Refinitiv 2Q22 Pricing Analysis. 2. Represents the sum of uncalled shareholder commitments of $470M and Financing Facilities availability of $366M. 3. Reflects the par amount of total new investment activity for the three months ended June 30, 2022. Investment Activity does not include draws on existing Delayed Draw Term Loans and partial paydowns. 4. Annualized dividend yield is the annualized total quarterly dividend per share divided by NAV per share as of June 30, 2022. 5. Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios. 6. Represents the weighted average spread plus the greater of 3-Month base rate, or base rate floor, if applicable, as of June 30, 2022. 7. Average Spread is calculated based off of par amount. 8. Average Coupon is calculated based off of par amount. Average coupon includes 88% cash coupon and 12% PIK. 9. Interest rate utilizes the floating rate investment spread plus the greater of 3-Month base rate, or base rate floor, if applicable for each respective transaction (LIBOR as of September 30, 2021 was 0.13%; LIBOR as of December 31, 2021 was 0.21%; LIBOR as of March 31, 2022 was 0.96%; SOFR as of March 31, 2022 was 0.68%; SOFR as of June 30, 2022 was 2.12%). 10. Represents total investment portfolio at Fair Value. Total par value of debt investment commitments is $1,128M which includes approximately $91M of unfunded delayed draw term loan commitments. 11. Weighted average yield on debt and income producing investments, at fair value. The weighted average yield of the Company’s debt and income producing securities is not the same as a return on investment for our shareholders but, rather, relates to our investment portfolio and is calculated before the payment of all of our and our subsidiaries’ fees and expenses. 12. Average Position Size (at fair value) is calculated as a percentage of Committed Capital. Committed Capital includes Equity Commitment of $905M as of June 30, 2022 and $967M from Financing Facilities. 13. Investment Type reflects classification at issuance. 14. 40% of first lien term loans are unitranche positions. 15. Represents current Financing Facilities amount. Endnotes

16Nuveen Churchill Direct Lending Corp. Endnotes Note: All information is as of June 30, 2022, unless otherwise noted. Numbers may not sum due to rounding. 16. Interest rates represent the weighted average spread over 3-month SOFR for the various floating rate tranches of issued notes within the CLO. The weighted average interest rate for the CLO excludes tranches with a fixed interest rate. 17. Average Interest Rate includes borrowing interest expense and unused fees. 18. The per share data was derived by using the weighted average shares outstanding during the period. 19. The per share data for distributions reflects the actual amount of distributions declared during the period.